 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

WESTFIELD FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 annual meeting of shareholders (the “Annual Meeting”) held on May 15, 2014, the shareholders of Westfield Financial, Inc. (the “Company”) approved the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”). Pursuant to the terms of the 2014 Plan, up to 516,000 shares of our common stock have been reserved for awards, including stock options and restricted stock, which may be granted to any officer, key employee or non-employee director of the Company or its affiliates or any consultant performing services for the Company or its affiliates. A summary of the material features of the 2014 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2014, which description is incorporated herein by reference and qualified in its entirety by reference to the text of the 2014 Plan. A copy of the 2014 Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

There were 19,854,931 shares of common stock eligible to be voted at the Annual Meeting and 17,198,637 shares of common stock were presented in person or represented by proxy at the Annual Meeting which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s shareholders at the Annual Meeting.  The shareholders elected all of the nominees listed in Proposal 1 and approved Proposals 2, 3 and 4.  The final results of voting on each of the proposals are as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Laura Benoit	13,459,985	921,704	2,816,948
Donna J. Damon	8,594,736	5,786,953	2,816,948
Lisa G. McMahon	13,460,085	921,604	2,816,948
Steven G. Richter	13,650,106	731,583	2,816,948

Proposal 2: Consideration and Approval of a Non-binding Advisory Resolution on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Vote
7,321,100	6,923,682	136,907	2,816,948

Proposal 3: Ratification of the Appointment of Wolf & Company, P.C. as the Company’s Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Vote
16,892,215	127,897	178,525	—

Proposal 4: Approval of the Company’s 2014 Omnibus Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Vote
12,838,517	1,429,140	114,032	2,816,948

Item 9.01 Financial Statements and Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description
10.1	Westfield Financial, Inc. 2014 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

By:	/s/ Leo R. Sagan, Jr.
Leo R. Sagan, Jr.
Chief Financial Officer

Dated: May 19, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Westfield Financial, Inc. 2014 Omnibus Incentive Plan